BUSINESS FIRST BANCSHARES

Q2 2021 Results



BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 5, 2021 (as amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.


Forbes 2020
BEST-IN-STATE
BANKS
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BUSINESS REPORT'S
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BEST
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IN BATON ROUGE

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (NASDAQ)

Market Capitalization: $476 million (as of June 30, 2021)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- #1 deposit market share in Louisiana for Louisiana-headquartered community banks
- 3 DFW locations totaling $511.5 million in assets
- Completed acquisition and integration Smith, Shellnut, Wilson, LLC (SSW), a registered investment adviser
- PPP loan sale of $243.6 million on June 28, 2021
- Opened a new LPO in Ruston, LA. Hired five new producers in the New Orleans market with plans to open LPO in New Orleans/Metairie, LA early Q3'21

Financial Highlights of 2Q21 ($ millions)	
Assets	$4,324
Gross Loans Held for Investments	$2,855
Deposits	$3,724
Loan-to-Deposit Ratio	76.7%
Core ROAA(1)	1.70%
Core ROAE(1)	17.69%
NPLs/Total Loans(HFI)(2)	0.40%
Tier 1 Risk-based Capital Ratio(3)	12.12%
Tier 1 Leverage Ratio(3)	9.84%
Total Risk-based Capital Ratio(3)	12.90%
TCE/TA(1)	8.41%


BFST Footprint
Dallas
Shreveport
Monroe
Baton Rouge
Lafayette
New Orleans
Charles
BANKING CENTER
SSW INVESTMENTS
LOAN PRODUCTION OFFICE

BFST operates 43 banking centers across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) Ratios as of June 30, 2021 are bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2021.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 46
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 49
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 49
Year Started at BFST: 2008



Mimi Singer Lee
EVP, Chief Human Resources Officer

Age: 44
Year Started at BFST: 2019



Keith Mansfield
EVP, Chief Operations Officer

Age: 45
Year Started at BFST: 2016



Jesse Jackson
EVP, Financial Institutions Group

Age: 45
Year Started at BFST: 2020



Mark Folse
Director, EVP and Chief Risk Officer

Age: 55
Year Started at BFST: 1998[1]



Heather Roemer
SVP, Chief of Staff

Age: 40
Year Started at BFST: 2009

(1) Includes prior experience at Pedestal Bancshares, Inc.

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2017
- Acquired Minden Bancorp, Inc. ($317.4M[2] in total assets)
- Completed $66M private placement of common stock
- Expanded de novo into DFW, TX market

2018
- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M[2] in total assets)
- Completed $29M follow-on equity offering of common stock
- $25M subordinated debt issuance

2019
- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2020
- Acquired Pedestal Bancshares, Inc. ($1.3B[2] in total assets)
- Participated in SBA PPP program ($604.3M)
- Participated in Main Street Lending Program ($327.8M)
- Establishment of Financial Institutions Group with team lift out

2021
- Acquired Smith, Shellnut, Wilson, LLC in Jackson, MS
- Opened third DFW, TX location
- Self-managed $52.5M subordinated debt issuance
- Opened LPO in Ruston, LA
- Banker team lift out in New Orleans, LA market

Total Assets ($Millions):

2016	2017	2018	2019	2020	2021
$1,106	$1,321	$2,095	$2,274	$4,160	$4,324[1]

2016 – YTD 2021 Total Asset CAGR: 35.4%

(1) As of June 30, 2021. All other periods as of December 31.
(2) Fair value of total assets at closing.

BALANCED FOOTPRINT

Dallas Fort Worth Region

# of Banking Centers:	3
Total Loans:	$511.5
Total Deposits:	$158.5

North Louisiana Region

# of Banking Centers:	10
Total Loans:	$600.2
Total Deposits:	$792.5


DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
SOUTHWEST LOUISIANA REGION
CAPITAL REGION
GREATER NEW ORLEANS REGION
BAYOU REGION

Capital Region

# of Banking Centers:	9
Total Loans:	$444.7
Total Deposits:	$740.6

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$568.7
Total Deposits:	$1061.6

Greater New Orleans Region

# of Banking Centers:	2
Total Loans:	$353.3
Total Deposits:	$162.2

Bayou Region

# of Banking Centers:	6
Total Loans:	$400.7
Total Deposits:	$569.3

Note: Data as of June 30, 2021. Dollars in millions. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	6/30/2021	Change vs. 3/31/2021	Change vs. 6/30/2020	Q2'21 Highlights
Gross Loans (Excl. HFS)	$2,854.9	-6%	-5%	- Decrease in gross loans largely attributable to net decrease in PPP loans of $360.1 million due to forgiveness and portfolio sales of $243.6 million - Excluding net decrease in SBA PPP loans, gross loans increased for the quarter by 6.52%, or 26.06% annualized
ALLL + Fair Value Discount on Acquired Loans	$57.6	0%	-9%	- ALLL increased by $1.45 million, 5.7%, from 0.83% to 0.94% of loans. Discount of $30.9 million, a decrease of $1.62 million. ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 2.00%. Increased loan loss reserve to support new loan growth
Investment Securities	$882.8	22%	51%	- Increase in securities portfolio of $161.6 million. Continued securities portoflio growth in line with our overall investment strategy which has an average duration of 4-5 years
Deposits	$3,724.2	-3%	15%	- Deposit reduction attributable to lower commercial account balances due to a combination of customer tax payments, municipality balance draw down at fiscal year end, PPP outflows post forgiveness, and hurricane insurance repairs. However, organic deposit generation remains strong with net new deposit accounts increasing quarter over quarter
FHLB Borrowings	$28.0	-15%	-76%	- Paid off $5.1 million during Q2'21
Total Equity	$431.0	3%	12%	- Equity increased $14.3 million

Balance Sheet Ratios, $ actual	6/30/2021	Actual 3/31/2021	Actual 6/30/2020	Highlights
Total Risk-based Capital Ratio[(1)]	12.90 %	13.95 %	-- %	
Tangible Common Equity / Tangible Assets[(2)]	8.41 %	8.07 %	8.27 %	
Tangible Book Value Per Share[(2)]	$17.24	$16.99	$15.59	
Gross Loans (Excl. HFS) / Deposits	76.66 %	78.83 %	98.26 %	

(1) Ratio as of June 30, 2021 is bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2021. Ratio not available as of June 30, 2020, due to the bank's use of the Community Bank Leverage Ratio.

(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Profitability	Diluted Earnings per Common Share	$0.84	$0.59	$0.67	$0.46	$0.11
	ROAA	1.58 %	1.15 %	1.37 %	0.98 %	0.23 %
	ROAE	16.57	11.86	13.86	9.85	2.35
	Net Interest Margin	3.87	4.23	4.26	4.06	3.89
	Efficiency Ratio	56.20	59.40	60.27	65.65	77.40
	Core Pre-Tax, Pre-Provision Income[(1)] in millions	$25,827	$18,786	$19,924	$15,944	$14,691
	Core Diluted Earnings Per Common Share[(1)]	$0.90	$0.61	$0.68	$0.53	$0.41
	Core ROAA[(1)]	1.70 %	1.18 %	1.40 %	1.12 %	0.84 %
	Core ROAE[(1)]	17.79	12.14	14.17	11.28	8.41
	Core Net Interest Margin[(1)]	3.71	3.91	3.99	3.81	3.71
	Core Efficiency Ratio[(1)]	53.81	58.61	59.30	61.75	59.10
Capital	Tier 1 Leverage Ratio[(2)]	9.84 %	8.37 %	8.79 %	8.74 %	9.18 %
	Total Risk-based Capital Ratio[(2)]	12.90 %	13.95 %	-- %	-- %	-- %
	Tangible Common Equity / Tangible Assets[(1)]	8.41 %	8.07 %	8.45 %	8.59 %	8.27 %
	Tangible Book Value Per Share[(1)]	$17.24	$16.99	$16.80	$16.18	$15.59
Asset Quality	NPLs / Loans (Excl. TDRs)[(3)]	0.40 %	0.44 %	0.35 %	0.32 %	0.39 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.94	0.83	0.74	0.66	0.62
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	2.00	1.88	1.90	1.88	2.07
	NCOs / Average Loans	0.03	0.00	0.01	0.03	0.00

- Core PTPP Income[(1)] continues to improve as new loan originations increase (along with a building pipeline) as a result of the focus on organic growth through talent acquisition
- Q2'21 ROAA driven by sale of PPP portfolio ($243.6 million), SBIC Income, and organic loan growth (6.52% for the quarter, 26.06% annualized)
- Earnings power continues to drive meaningful quarter over quarter tangible book value improvement
- Asset Quality remains steady while building loan loss reserve to support new loan growth

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Capital ratios as of June 30, 2021 are bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2021. Risk-based Capital Ratio not available for 2020 periods due to the bank's use of the Community Bank Leverage Ratio.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

STABLE CREDIT PERFORMANCE

Past Due Loans(1)



0.29%
$8.6
0.27%
$8.5
0.44%
$13.2
0.25%
$7.7
0.30%
$8.7
0.39%
2Q20
3Q20
4Q20
1Q21
2Q21
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans(1)



0.89%
0.39%
$11.8
0.32%
$10.0
0.35%
$10.6
0.44%
$13.4
0.40%
$11.5
2Q20
3Q20
4Q20
1Q21
2Q21
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount(2)



2.07%
0.62%
1.88%
0.66%
1.90%
0.74%
1.88%
0.83%
2.00%
0.94%
2Q20
3Q20
4Q20
1Q21
2Q21
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs



0.12%
0.00%
0.03%
0.01%
0.00%
0.03%
2Q20
3Q20
4Q20
1Q21
2Q21
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 1Q21 of Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.61%
5.65%
5.59%
5.53%
5.13%
4.26%
4.23%
4.06%
3.89%
3.87%
3.71%
3.81%
3.99%
3.91%
3.71%
0.96%
0.77%
0.65%
0.50%
0.49%
0.67%
0.54%
0.45%
0.35%
0.34%
0.25%
0.25%
0.25%
0.25%
0.25%
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
NIM
Core NIM (1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

- Core NIM remains consistent and inline with pre-PPP influenced margin
- Interest bearing deposit prices continue to marginally decrease as time deposits renew

Note: Data is as of June 30, 2021. Chart based on GAAP data.

(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

47.5% of all loans HFI (excl. PPP) are floating/variable rate or fixed rate maturing within the next 12-months

83.1% of all floating rate loans would reprice immediately with a shift in interest rates



8.5%
11.2%
16.5%
11.4%
52.5%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	52.5%	4.82%
Fixed Rate Loans (mature < 1 year)	11.4%	4.91%
Floating Rate with Floors	16.5%	4.32%
Floating Rate without Floors	11.2%	3.98%
Adjustable Rate Loans	8.5%	5.44%
Total	**100.0%**	**4.71%**



All Floating Rate Loans
Floating Loans with Active Floors
% of Floating Rate Loans set to Reprice
83.1%
3.5%
88.0%
31.7%
93.8%
64.3%
97.5%
85.6%
100.0%
100.0%
+25 bps
+50 bps
+75 bps
+100 bps
> +100 bps
Assumed Shift in Interest Rates

Floating Rate Loan Summary	Repricing Opportunity Given the Below Shift in Interest Rates: 0.00% - +0.25%	+0.25% - +0.50%	+0.50% - +0.75%	+0.75% - +1.00%	> +1.00%
Total Outstanding Balance	$ 655.7	$ 39.0	$ 45.1	$ 29.4	$ 20.0
% of Total	83.1%	4.9%	5.7%	3.7%	2.5%
Weighted Average Rate[1]	4.13%	4.18%	4.32%	4.49%	4.92%

- 27.7% of total loans HFI are floating-rate
  - ~83.1% of all floating rate loans would reprice immediately with a shift in interest rates
  - ~30% of floating rate loans maintain "active" floors
- 79.0% of floating rate loans float on the WSJ Prime Daily Index
- 63.9% of total loans HFI are fixed-rate
  - ~18% of fixed-rate loans mature within the next twelve months

Note: Dollars in millions. Data is as of June 30, 2021. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect a current floating rate below the respective floor.

(1) Reflects weighted average rate for the month-end June 30, 2021.

OPERATING LOAN GROWTH

Loan Composition by Region



3,000
2,500
2,000
1,500
1,000
500
0
% of portfolio
17.9%
12.3%
13.7%
19.9%
20.9%
15.4%
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
06/30/21
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas

YTD 2021 Loan Growth Waterfall[1]



$695
52.4%
(13.5%)
$(179)
(26.9%)
$(357)
(0.5%)
$(6)
$2,676
$2,829
YTD Annualized Net Loan Growth: 11.4%
Beginning Loans 12/31/20
Originations
Paydowns
Payoffs
Net Refinance
Ending Loans 6/30/21

Note: Data is as of June 30, 2021. Dollars in millions. Loans balances are before accounting adjustments and exclude SBA PPP loan balances.

(1) Reflects YTD annualized growth trends through June 30, 2021.

LOAN COMPOSITION



Home Equity Loans, 2.6%
Farmland, 2.7%
Multi-Family, 3.2%
Consumer & Other, 1.4%
Commercial, 24.8%
1-4 Family, 13.7%
Construction & Land, 16.0%
NOOCRE, 17.6%
OOCRE, 17.9%

COMMERCIAL	
Outstanding:	$702 million
Unfunded:	$379 million
Average Loan:	$200 thousand
NPL %(1):	0.52%

NOOCRE	
Outstanding:	$499 million
Unfunded:	$39 million
Average Loan:	$930 thousand
NPL %(1):	0.10%

OOCRE	
Outstanding:	$508 million
Unfunded:	$32 million
Average Loan:	$545 thousand
NPL %(1):	0.57%

CONSTRUCTION & LAND	
Outstanding:	$454 million
Unfunded:	$233 million
Average Loan:	$318 thousand
NPL %(1):	0.24%

1-4 FAMILY	
Outstanding:	$388 million
Unfunded:	$15 million
Average Loan:	$121 thousand
NPL %(1):	0.69%

- PPP loan balances total $25.7 million at quarter end, a reduction of $360.1 million for the quarter
  - Loan forgiveness in the quarter totaling $116.5 million
  - Portfolio sale of $243.6 million in outstanding balance in the quarter

Note: Loan composition excludes SBA PPP loans as of June 30, 2021.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LOAN COMPOSITION: COMMERCIAL


Commercial Loans By Collateral
Agricultural, 7.1%
Cash/Securities, 9.9%
AR & Inventory, 33.8%
Titled Collateral, 13.7%
All Other, 17.6%
Equipment, 17.8%

Weighted average maturity of Commercial portfolio is 4.2 years

Continuous monitoring of unfunded commitments and line of credit usage


Commercial Line Utilization
Weekly Average Utilization: 40.8%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Apr
8-Apr
15-Apr
22-Apr
29-Apr
6-May
13-May
20-May
27-May
3-Jun
10-Jun
17-Jun
24-Jun
30-Jun

Note: Data is as of June 30, 2021. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



13.0%
9.7%
15.0%
20.5%
4.4%
12.5%
7.8%
3.2%
3.9%
10.0%

C&D Portfolio

Raw Land	13.0%
Vacant Residential Lots	9.7%
Vacant Commercial Lots	15.0%
Land Development - Residential	20.5%
Residential Construction - OORE	4.4%
Residential Construction - Non OORE	12.5%
Commercial Construction - Retail	7.8%
Commercial Construction - Office	3.2%
Commercial Construction - Apartment/Multi-Family	3.9%
Commercial Construction - Other	10.0%
Total C&D	**100.0%**
Total C&D Portfolio	**$454,055**
Average Loan Size	**$318**

CRE Composition - Owner Occupied



2.4%
7.9%
15.2%
15.6%
40.3%
18.5%

Owner Occupied CRE Portfolio

Hotel/Motel	2.4%
Office Building	7.9%
Office/Warehouse	15.2%
Retail	15.6%
Commercial Building	40.3%
Other	18.5%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$507,919**
Average Loan Size	**$545**

CRE Composition - Income Producing



10.2%
13.4%
5.3%
3.4%
9.8%
11.7%
33.7%
12.5%

Income Producing CRE Portfolio

Hotel/Motel	10.2%
Office Building	13.4%
Office/Warehouse	5.3%
Warehouse	3.4%
Retail - Single Tenant	9.8%
Retail - Multi Tenant	11.7%
Commercial Building	33.7%
Other	12.5%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$499,330**
Average Loan Size	**$930**

Note: Dollars in thousands. Based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

SECTORS IN FOCUS: INDUSTRY COMPOSITION


Retail, 9.9%
Oil and Gas, 6.6%
Hotel and Motels, 3.2%
Food and Drink Services, 2.6%
Other Hospitality, 1.1%
All Others, 76.6%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

Year over year outstanding balances of sectors in focus have remained relatively flat as a percentage of portfolio with stable asset quality

		Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus		$667,816	23.4%	$578	$931	0.14%	$3,912	0.59%
All Other		$2,186,063	76.6%	$162	$7,969	0.36%	$7,549	0.36%
	TOTAL	**$2,853,879**	**100.0%**	**$201**	**$8,900**	**0.31%**	**$11,461**	**0.40%**

Note: Dollars in thousands. Data is as of June 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: OIL AND GAS LENDING


Oil and Gas Loans By Function
Construction, 9.0%
Repairs & Maintenance, 18.2%
Other, 11.5%
Manufacturing, 11.6%
Transportation, 17.2%
Professional Services, 16.6%
Equipment Sales and Rental, 15.9%

Continued decrease in Oil & Gas portfolio exposure, approximately $10 million decrease during the quarter and approximately $33 million decrease year over year

- Q2'20 8.5% of total loan portfolio
- Q2'21 6.6% of total loan portfolio

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $15.6 million

- 8.3% of Oil and Gas Portfolio balances
- $13.6 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Repairs & Maintenance	$34,286	1.2%	$490	$0	0.00%	$2,326	6.79%
Equipment Sales and Rental	$29,913	1.0%	$446	$0	0.00%	$0	0.00%
Transportation	$32,365	1.1%	$372	$0	0.00%	$0	0.00%
Professional Services	$31,259	1.1%	$447	$0	0.00%	$0	0.00%
Manufacturing	$21,850	0.8%	$420	$0	0.00%	$0	0.00%
Construction	$16,901	0.6%	$338	$626	3.70%	$33	0.19%
Other	$21,548	0.8%	$553	$95	0.44%	$0	0.00%
TOTAL	**$188,123**	**6.6%**	**$432**	**$721**	**0.38%**	**$2,359**	**1.25%**

Note: Dollars in thousands. Data is as of June 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: RETAIL LENDING



Retail
Retail non-CRE, 14.5%
Single Tenant, 51.5%
Multi-Tenant, 34.0%

Performance continues to remain stable quarter over quarter

No significant concentrations across the portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$145,880	5.1%	$603	$210	0.14%	$0	0.00%
Multi-Tenant	$96,264	3.4%	$1,604	$0	0.00%	$0	0.00%
Retail Exposure non-CRE	$41,128	1.4%	$300	$0	0.00%	$444	1.08%
TOTAL	**$283,272**	**9.9%**	**$645**	**$210**	**0.07%**	**$444**	**0.16%**

Note: Dollars in thousands. Data is as of June 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: HOSPITALITY LENDING

Hotels and Motels


NonFlagged Hotels & Motels, 8.7%
Short-Term, Stay/Bed & Breakfast, 10.0%
Flagged Hotels and Motels, 81.2%

Food and Drink Services


Bars, Taverns, Pubs, 3.9%
Caterers, 0.2%
Restaurant Suppliers, 3.2%
Full-Service Restaurants, 37.1%
Limited-Service Restaurants, 55.6%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[(1)]	Past Due %	NPL $[(1)]	NPL%
Hotels and Motels	$90,885	3.2%	$2,020	$0	0.00%	$21	0.02%
Food and Drink Services	$74,773	2.6%	$456	$0	0.00%	$1,087	1.45%
Event and Banquet	$8,466	0.3%	$368	$0	0.00%	$0	0.00%
Other Hospitality	$22,298	0.8%	$2,027	$0	0.00%	$0	0.00%
TOTAL	**$196,421**	**6.9%**	**$808**	**$166**	**0.08%**	**$1,108**	**0.56%**

Note: Dollars in thousands. Data is as of June 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LIQUIDITY AND DEPOSITS

- Core deposits (excl. jumbo CDs) represent 92.1% of total deposits
- $592.9 million, or 80.6% of total CDs, will reprice within the next 12 months[2], providing opportunity to further reduce cost of funds and improve the funding profile
- > $2 billion in liquidity available

Liquidity Sources		
FHLB Borrowings Capacity	$	882
Unencumbered Securities	$	526
Cash Reserves	$	333
Fed Funds Lines Available	$	121
FRB Discount Window[1]	$	350
Total	**$**	**2,212**

Deposit Composition



$3.72B
Noninterest Bearing DDA 31.6%
Interest Bearing DDA 4.4%
NOW Accounts 13.4%
MMDA 23.2%
Savings 7.6%
CDs > $250K 7.8%
Other CDs 12.0%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 36.0%
12/31/16: $933; $338; $218; $153; $224
12/31/17: $1,056; $354; $257; $180; $265
12/31/18: $1,734; $571; $429; $351; $382
12/31/19: $1,782; $595; $447; $341; $399
12/31/20: $3,617; $810; $954; $689; $1,164
6/30/2021: $3,724; $736; $1,149; $664; $1,176
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of June 30, 2021.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of June 30, 2021.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on balance sheet liquidity
- 100% of securities are classified as available for sale (AFS)
- $801 million in securities AFS, primarily concentrated in agency MBS and municipal securities
  - Q2'21 weighted average yield of 1.60%
  - Weighted average life of 4.8 years
  - Estimated effective duration of 4.4 years
  - $355 million AFS securities pledged as collateral

AFS Securities Portfolio



U.S. Government Agencies 4.0%
Other Securities 0.4%
Corporate Securities 4.9%
Municipal Securities 37.4%
$882.8M
Mortgage-Backed Securities 53.4%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 326.5	$ 330.1	$ 3.6
Mortgage-Backed Securities	467.9	471.3	3.4
Corporate Securities	41.8	42.9	1.1
U.S. Government Agencies	35.3	35.3	0.0
Other Securities	2.9	3.2	0.3
Total AFS Securities	**$ 874.4**	**$ 882.8**	**$ 8.4**

Note: Dollars in millions. Data as of June 30, 2021.

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31, 2016	2017	2018	2019	2020	YTD 2021
Balance Sheet & Capital						
Total Assets	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$4,160,360	$4,323,959
Gross Loans (Excl. HFS)	810,951	975,284	1,528,469	1,710,265	2,991,355	2,854,886
Deposits	932,795	1,055,533	1,733,934	1,782,010	3,616,679	3,724,223
Total Equity	113,559	179,935	260,058	285,097	409,963	431,006
Tangible Common Equity / Tangible Assets(1)	9.52 %	13.04 %	9.90 %	10.36 %	8.45 %	8.41 %
Tier 1 Leverage Ratio(2)	9.67	13.53	11.66	10.56	8.79	9.18
Total Risk-based Capital Ratio(2)	11.63	15.23	13.91	13.30	--	12.90
Net Loans (Excl. HFS) / Assets	72.60 %	73.15 %	72.43 %	74.68 %	71.37 %	65.41 %
Gross Loans (Excl. HFS) / Deposits	86.94	92.40	88.15	95.97	82.71	76.66
NIB Deposits / Deposits	23.98	25.07	22.05	22.38	32.19	31.57
Commercial Loans / Loans (Excl. HFS)(3)	26.28	26.09	23.79	24.27	21.60	22.24
C&D / Total Risk-Based Capital(4)	80.1 %	118.8 %	94.6 %	96.0 %	106.0 %	100.5 %
CRE / Total Risk-Based Capital(4)	220.2	286.1	216.4	222.5	262.0	231.0
Asset Quality						
NPLs / Loans (Excl. TDRs)(5)	0.90 %	1.30 %	0.93 %	0.53 %	0.35 %	0.40 %
NPAs / Assets (Excl. TDRs)(5)	0.77	0.98	0.77	0.58	0.48	0.42
Reserves / Loans (Excl. HFS)	1.01	0.90	0.73	0.71	0.74	0.94
NCOs / Average Loans	0.04	0.41	0.00	0.10	0.06	0.03
Profitability Ratios						
Net Income	$5,111	$4,848	$14,091	$23,772	$29,994	$29,757
ROAA	0.45 %	0.40 %	0.84 %	1.11 %	0.88 %	1.37 %
ROAE	4.42	3.68	7.04	8.70	8.42	14.23
Net Interest Margin	3.64 %	4.01 %	4.02 %	4.10 %	4.06 %	4.05 %
Efficiency Ratio	82.00	73.70	71.78	64.37	67.75	57.64
Non-Interest Income / Avg. Assets	0.46	0.47	0.46	0.50	0.63	1.04
Non-Interest Expense / Avg. Assets	3.11	3.07	2.99	2.74	2.95	2.68

Note: Dollars in thousands. YTD as of June 30, 2021.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

(2) Ratios as of June 30, 2021 are bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2021. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.

(3) Excludes SBA PPP loans.

(4) Calculated at the bank level based on FDIC call report data.

(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q2'21
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 76,799
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	334,562	377,256
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**	**454,055**
% of Total Loans [(1)]	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*14.8%*	*16.0%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*106.0%*	*100.3%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	95,707	89,796
Commercial Rental	140,150	135,901	174,552	226,723	284,795	496,198	499,330
Other Loans for Real Estate Purposes [(2)]	7,333	6,541	6,869	5,731	708	736	537
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 995,706**	**$ 1,043,718**
% of Total Loans [(1)]	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*36.6%*	*36.9%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*262.0%*	*230.6%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,191,282	$ 1,347,190
Credit Ratings							
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	1.7%	2.2%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.7%	0.8%
Total Watch List % [(3)]	9.5%	5.9%	2.3%	2.5%	1.4%	2.4%	3.0%
Past Dues [(4)]							
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,410
Past Due 90 days or more	-	-	-	-	-	77	195
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,605
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.2%*
Net Charge Offs YTD [(5)]	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 14	$ 120
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*

Note: Dollars in thousands.

(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.
(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(5) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q2'21
Upstream	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 1,998
Midstream	17,422	35,024	25,490	18,148	6,518	$ 1,669	$ 1,427
Downstream	14,248	11,766	10,144	8,578	4,511	$ 467	$ 46
Support / Services	79,313	73,142	70,765	86,802	77,221	$ 202,710	$ 184,652
Total Energy Exposure	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 188,123**
% of Total Loans	*16.0%*	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*6.6%*
% of Total Bank Capital	*110.5%*	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*41.6%*
Total Committed Energy Loans	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052
Credit Ratings							
Pass-Watch / Special Mention %	27.1%	17.1%	17.5%	8.6%	12.1%	8.7%	7.4%
Classified %	0.8%	5.7%	3.1%	7.0%	3.6%	3.2%	3.6%
Total Watch List % (1)	27.8%	22.7%	20.6%	15.6%	15.7%	12.0%	11.0%
Past Dues(2)							
Nonaccrual Loans	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,326
Past Due 90 days or more	-	-	-	-	-	71	33
Total Past Due	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,359
Total Past Due / Total Energy Loans	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.3%*
Net Charge Offs YTD	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ 251	$ 20
Net Charge Offs YTD/ Energy Loans	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*0.0%*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM

	For the Year Ended December 31,					Fiscal Quarter				
	2016	2017	2018	2019	2020	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21
Core Net Income:										
Net Income	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 2,052	$ 9,609	$ 13,834	$ 12,329	$ 17,428
Adjustments[1]:										
Sale of Impaired Credit	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ (280)	$ 568	$ 277	$ -	$ 502	$ (125)	$ -	$ 427
(Gain)/Loss on Sale of Securities	$ -	$ -	$ (6)	$ (84)	$ (107)	$ -	$ (75)	$ (12)	$ 4	$ 39
(Gain)/Loss on Sale of Banking Center				$ (243)	$ -	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 277	$ 741
Stock Option Exercises	$ -	$ -	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 187	$ 129	$ 2,945	$ 603	$ 7,832	$ 5,298	$ 965	$ 448	$ 8	$ 74
Core Net Income	$ 5,298	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 7,350	$ 11,001	$ 14,145	$ 12,618	$ 18,709
Core Return on Average Assets:										
Net Income	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 2,052	$ 9,609	$ 13,834	$ 12,329	$ 17,428
Core Net Income	$ 5,298	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 7,350	$ 11,001	$ 14,145	$ 12,618	$ 18,709
Average Assets	$ 1,127,773	$ 1,199,788	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 3,496,074	$ 3,933,631	$ 4,029,660	$ 4,276,430	$ 4,402,331
ROAA	0.45%	0.40%	0.84%	1.11%	0.88%	0.23%	0.98%	1.37%	1.15%	1.58%
Core ROAA	0.47%	0.40%	1.00%	1.15%	1.09%	0.84%	1.12%	1.40%	1.18%	1.70%
ROAE	4.42%	3.68%	7.04%	8.70%	8.42%	2.35%	9.85%	13.86%	11.86%	16.48%
Core ROAE	4.58%	3.67%	8.38%	8.98%	10.51%	8.41%	11.28%	14.17%	12.14%	17.69%
Average Diluted Shares Outstanding	n/a	8,003,822	11,545,943	13,670,777	18,243,445	18,121,958	20,704,444	20,726,648	20,738,013	20,686,032
Diluted Earnings per Common Share		$ 0.61	$ 1.22	$ 1.74	$ 1.64	$ 0.11	$ 0.46	$ 0.67	$ 0.59	$ 0.84
Core Diluted Earnings per Common Share		$ 0.60	$ 1.45	$ 1.80	$ 2.05	$ 0.41	$ 0.53	$ 0.68	$ 0.61	$ 0.90
Core Net Interest Margin:										
Net Interest Income	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 30,919	$ 36,932	$ 39,584	$ 40,301	$ 37,945
Adjustments:										
Loan purchase discount accretion	(1,363)	(4,135)	(1,278)	(2,602)	(6,592)	(1,465)	(2,270)	(2,567)	(3,063)	(1,617)
Core Net Interest Income	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 29,454	$ 34,662	$ 37,017	$ 37,238	$ 36,328
Average Interest-earning Assets	$ 1,032,618	$ 1,106,123	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 3,176,156	$ 3,636,383	$ 3,714,828	$ 3,811,335	$ 3,920,569
Net Interest Margin	3.64%	4.01%	4.02%	4.10%	4.06%	3.89%	4.06%	4.26%	4.23%	3.87%
Core Net Interest Margin	3.51%	3.64%	3.94%	3.97%	3.85%	3.71%	3.81%	3.99%	3.91%	3.71%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV

	Fiscal Quarter				
	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 386,336	$ 398,086	$ 409,963	$ 416,701	$ 431,006
Adjustments:					
Goodwill	(53,649)	(53,627)	(53,862)	(53,753)	(60,062)
Core deposit and other intangibles	(10,389)	(10,061)	(9,734)	(9,406)	(13,271)
Total Tangible Common Equity	$ 322,298	$ 334,398	$ 346,367	$ 353,542	$ 357,673
Tangible Assets					
Total Assets	$3,961,138	$3,954,670	$4,160,360	$4,443,586	$4,323,959
Adjustments:					
Goodwill	(53,649)	(53,627)	(53,862)	(53,753)	(60,062)
Core deposit and other intangibles	(10,389)	(10,061)	(9,734)	(9,406)	(13,271)
Total Tangible Assets	$3,897,100	$3,890,982	$4,096,764	$4,380,427	$4,250,626
Common Equity to Total Assets	9.75%	10.07%	9.85%	9.38%	9.97%
Tangible Common Equity to Tangible Assets	8.27%	8.59%	8.45%	8.07%	8.41%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 386,336	$ 398,086	$ 409,963	$ 416,701	$ 431,006
Adjustments:					
Goodwill	(53,649)	(53,627)	(53,862)	(53,753)	(60,062)
Core deposit and other intangibles	(10,389)	(10,061)	(9,734)	(9,406)	(13,271)
Total Tangible Common Equity	$ 322,298	$ 334,398	$ 346,367	$ 353,542	$ 357,673
Common shares outstanding	20,667,237	20,667,237	20,621,437	20,804,753	20,740,759
Book Value per Common Share	$ 18.69	$ 19.26	$ 19.88	$ 20.03	$ 20.78
Tangible Book Value per Common Share	$ 15.59	$ 16.18	$ 16.80	$ 16.99	$ 17.24

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV

	2015	2016	2017	2018	2019	2020
	For the Year Ended December 31,					
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Tangible Assets						
Total Assets	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Assets	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764
Common Equity to Total Assets	10.4%	10.3%	13.6%	12.4%	12.5%	9.9%
Tangible Common Equity to Tangible Assets	10.0%	9.5%	13.0%	9.9%	10.4%	8.5%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Common shares outstanding	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363	20,621,437
Book Value per Common Share	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47	$ 19.88
Tangible Book Value per Common Share	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31	$ 16.80

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio										
	Fiscal Quarter									
	Q2'20		Q3'20		Q4'20		Q1'21		Q2'21	
Core Efficiency Ratio:										
Noninterest Expense	$	27,797	$	26,951	$	29,602	$	26,963	$	31,116
Core Adjustments	$	(6,573)	$	(1,206)	$	(568)	$	(360)	$	(1,032)
Net Interest and Noninterest Income	$	35,915	$	41,054	$	49,116	$	45,389	$	55,371
Core Adjustments	$	-	$	635	$	(158)	$	-	$	540
Efficiency Ratio		77.40%		65.65%		60.27%		59.40%		56.20%
Core Efficiency Ratio		59.10%		61.75%		59.30%		58.61%		53.81%

Note: Dollars in thousands.

Core Pre-tax, Pre-provision Earnings

	Fiscal Quarter				
	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 8,118	$ 14,198	$ 19,529	$ 18,421	$ 24,205
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ 635	$ (158)	$ -	$ 540
(Gain)/Loss on Sale of Securities	$ -	$ (95)	$ (15)	$ 5	$ 50
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises- hurricane repair	$ -	$ -	$ -	$ 350	$ 938
Acquisition-related expenses	$ 6,573	$ 1,206	$ 568	$ 10	$ 94
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -
Core pre-tax, pre-provision earnings	$ 14,691	$ 15,944	$ 19,924	$ 18,786	$ 25,827

Note: Dollars in thousands.